EXECUTION COPY

                               March 14, 1997


         AEGIS AUTO FUNDING CORP. IV

     AUTOMOBILE RECEIVABLE PASS-THROUGH
CERTIFICATES

         MASTER CERTIFICATE PURCHASE
AGREEMENT


III Finance Ltd.
III Global Ltd.
c/o Admiral Administration Ltd.
Anchorage Centre
,
2nd
 Floor
Grand Cayman, Cayman Islands
British West Indies

III
Limited Partnership

c/o III Offshore Advisors
250 South Australian Avenue, Suite
600
West Palm Beach, FL  33401


Dear Sirs:

          Aegis Auto Funding Corp.
IV, a Delaware corporation (the
"Company"), proposes from time to
time and subject to the terms and
conditions hereinafter set forth,
to sell to
you
 (collectively,
with
your successors and assigns, the

"Purchasers")
certain
 Automobile
Receivable Pass-Through
Certificates (collectively, the
"Certificates")
to be executed in
multiple
 Series,
Classes
 and
respective original principal
amounts and with the designations
set forth
as may be permitted
pursuant to the terms hereof and
the terms of the Pooling and
Servicing Agreements referred to
below.  Each Series of Certificates
will be issued by the Company
pursuant to a Pooling and Servicing
Agreement (each, a "Pooling and
Servicing Agreement"), the terms of
which shall be in conformity with
that certain Master Trust Agreement
dated as of March 1, 1997 (the
"Master Trust Agreement") between
the
 Company, as
seller,
 and Norwest
Bank Minnesota, National
Association, as trustee (the
"Trustee").  Each Certificate will
evidence the holder's fractional
undivided interest in one of
several trusts (the "Trusts"),
created pursuant to the Pooling and
Servicing Agreement and consisting
primarily of a pool (the "Pool") of
retail installment sale contracts
for new or used automobiles and
light-duty trucks between dealers
and retail purchasers (the
"Contracts") and certain monies due
thereunder on and after the "Cut-
Off Date" for each Trust (as such
term is defined in
the

Standard
Terms and Conditions (the "Standard
Terms and Conditions") attached to
the Master Trust Agreement.


          1.  Capitalized terms
used in this Agreement without
definition shall have the meanings
assigned to such terms in the

Standard Terms and Conditions.  In

addition, all capitalized terms
which are defined in the preamble
to this Agreement shall have the
meanings ascribed thereto in the
preamble and the following terms
shall have the following meanings:


          "Aegis Consumer Funding"
     shall mean The Aegis Consumer
     Funding Group, Inc., a
     Delaware corporation.


          "Aegis Finance" shall
     mean Aegis Auto Finance, Inc.,
     a Delaware corporation.

          "Agreement" shall mean
     this Master Certificate
     Purchase Agreement as the same
     may be amended, restated or
     otherwise modified from time
     to time.


          "Change in Control" shall
     mean any of Joseph Battiato,
     Angelo Appierto or Gary
     Peiffer ceasing to hold their
     current positions or ceasing
     to be otherwise actively
     involved in the management of
     the Company, Aegis Finance and
     Aegis Consumer Funding;
     provided that if one (but only
     one) of the foregoing
     individuals ceases to be
     involved in such management
     due to death, disability or
     discharge for cause, then no
     "Change in Control" shall be
     deemed to have occurred unless
     and until another of the
     foregoing individuals ceases
     to hold his current position
     or otherwise ceases to be
     actively involved in
     management of the Company,
     Aegis Finance and/or Aegis
     Consumer Funding.


          "Class A Pro Rata Share"
     shall mean, as to any
     Purchaser, the percentage set
     forth opposite its name on the
     signature
     page
      hereof.


          "Class A Purchase" shall
     mean a Purchase of Class A
     Certificates.

          "Class A Purchasers"
     shall mean III Finance Ltd.
     and III Global Ltd., each a
     Cayman islands company.


          "Class B Pro Rata Share"
     shall mean, as to any
     Purchaser, the percentage set
     forth opposite its name on the
     signature
     page
      hereof.

          "Class B Purchase"
     shall
     mean
      a Purchase of Class B
     Certificates.


          "Class B Purchaser" shall
     mean III Limited Partnership,
     a Nevada limited partnership.


          "Closing Date" shall
     mean, with respect to any
     Certificates of any Series,
     the date and time of delivery
     and payment for the
     Certificates in accordance
     with the terms of Section 5

     hereof.

          "Eligible Receivables"
     shall mean Receivables which
     satisfy all of the
     representations, warranties,
     and eligibility criteria set
     forth in the Standard Terms
     and Conditions attached to the
     Master Trust Agreement.

          "Event of Termination"
     shall have the meaning set
     forth in Section 10(a).

          "Indebtedness" of any
     Person shall mean (i)
     indebtedness of such Person
     for borrowed money, (ii)
     obligations of such Person
     evidenced by bonds,
     debentures, notes or other
     similar instruments, (iii)
     obligations of such Person to
     pay the deferred purchase
     price of property or services,
     (iv) obligations of such
     Person as lessee under leases
     which shall have been or
     should be, in accordance with
     generally accepted accounting
     principles, recorded as a
     capital lease, (v) obligations
     secured by any Lien upon
     property or assets owned by
     such Person, even though such
     Person has not assumed or
     become liable for the payment
     of such obligations, and (vi)
     obligations of such Person
     under direct or indirect
     guaranties in respect of, and
     obligations (contingent or
     otherwise) to purchase or
     otherwise acquire, or
     otherwise to assure a creditor
     against loss in respect of,
     indebtedness or obligations of
     others of the kinds referred
     to in clauses
      (i) through (v)
     above.


          "Indenture" shall mean
     that certain Indenture entered
     into among Aegis Finance,
     Aegis Consumer Funding and
     Norwest Bank Minnesota,
     National Association, as
     Indenture Trustee with respect
     to the issuance by Aegis
     Finance of certain
     subordinated debentures.


          "Investment Company Act"
     shall mean the Investment
     Company Act of 1940, as
     amended.

          "LIBOR" shall mean, as of
     any Closing Date, an interest
     rate per annum equal to the
     rate of interest per annum at
     which deposits in U.S. dollars
     are offered for a period of
     thirty (30) days or less, as
     applicable, and which appeared
     as of 11:00 a.m., London time
     on the most recent LIBOR
     Determination
     Date, on
      the
     Telerate page 3750 or such
     other page as may replace page
     3750 on that service for the
     purpose of displaying such
     information;
     or, if such
      rate
     does not appear on the
     Telerate, then on the Reuters
     Screen
     LIBO
      Page or such other
     page as may replace the
     LIBO

     Page on that service for the
     purpose of displaying such
     information; provided that if
     at least two such offered
     rates appear on Telerate or
     the Reuters Screen
     LIBO
      Page,
     as applicable, LIBOR will be
     the arithmetic mean (rounded
     upwards, if necessary, to the
     nearest one-sixteenth of a
     percent) of such offered
     rates.  If both Telerate and
     Reuters cease to display such
     information, LIBOR shall be
     determined on any other basis
     to which the parties hereto
     mutually consent in writing.

          "LIBOR Determination
     Date" shall mean, as to any
     Purchase, the first Business
     Day of the calendar month in
     which such Purchase has
     occurred.

          "Lien" shall mean any
     pledge, mortgage, lien,
     security interest, charge,
     hypothecation or encumbrance
     of any kind.


          "Purchase" shall have the
     meaning set forth in Section
     4(a).


          "Purchase Agreement"
     shall mean that certain
     Master
     Purchase
      Agreement dated as of

     March 1,
      1997 between the
     Company and Aegis Finance.

          "Purchase Limit" shall
     mean, as to any Purchaser, the
     dollar amount set forth
     opposite its name on the
     signature
     page
      hereof.

          "Securities Act" shall
     mean the Securities Act of
     1933, as amended.

          "Securities Exchange Act"
     shall mean the Securities
     Exchange Act of 1934, as
     amended.

          "Termination Date" shall
     mean
     March 14,

     2000,

     or such
     earlier date on which this

     Agreement is
     terminated

     in
     accordance with Section

     10(a)


     or Section 14 hereof.



          "Warehouse Loan" shall
     mean a "Loan" outstanding
     under the Warehouse Loan
     Agreement.

          "Warehouse Loan
     Agreement" shall mean that
     certain Loan and Security
     Agreement dated as of March
     14, 1997 by and among III
     Finance Ltd. and III Global
     Ltd. as the "Lenders" and
     Aegis Finance as the
     "Borrower" thereunder.


          2.   Representations and
Warranties.  The Company represents
and warrants to, and agrees with,
you and each person who purchases a
Certificate
that, as of the date
hereof and as of each Closing Date
relating to such Certificate:


          (a)  The Company has been
duly incorporated and is validly
existing as a corporation in good
standing under the laws of the
State of Delaware, has full power
and authority (corporate and other)
necessary to own or hold its
properties and to conduct its
business as now conducted by it and
to enter into and perform its
obligations under this Agreement,

the Master Trust Agreement, each
Pooling
 and Servicing Agreement and
the Purchase Agreement.

          (b)  This Agreement has
been duly authorized, executed and
delivered by the Company.

          (c)
The Master Trust
Agreement has been, and such
Pooling
 and Servicing Agreement,
when executed and delivered as
contemplated
hereby
 and
by the
Master Trust Agreement will
 have

been,
 duly authorized, executed and
delivered by the Company,
and each
such agreement,
 when so executed
and delivered,
does or will

constitute a legal,
valid,
 binding
and enforceable agreement of the
Company, subject, as to
enforceability, to bankruptcy,
insolvency, reorganization,
moratorium or other similar laws
affecting creditors' rights
generally and to general principles
of equity regardless of whether
enforcement is sought in a
proceeding in equity or at law.

          (d)  The Purchase

Agreement has been duly authorized,
executed and delivered by the
Company, and constitutes a legal,
valid, binding and enforceable
agreement of the Company, except
insofar as any indemnification
provisions therein may be limited
by applicable law, and subject, as
to enforceability, to bankruptcy,
insolvency, reorganization,
moratorium or other similar laws
affecting creditors' rights
generally and to general principles
of equity regardless of whether
enforcement is sought in a
proceeding in equity or at law.

          (e)  The Certificates
issued as of such Closing Date and
the Pooling and Servicing Agreement
relating thereto conform in all
material respects to the
requirements set forth in this
Agreement and the Master Trust
Agreement.  Such Certificates, as
of the Closing Date relating
thereto, have been duly and validly
authorized and executed and, when
duly authenticated and delivered in
accordance with the applicable
Pooling and Servicing Agreement and
delivered to you against payment
therefor as provided herein, will
be duly and validly issued and
outstanding and entitled to the
benefits of the Master Trust
Agreement and such Pooling and
Servicing Agreement.

          (f)  The representations
and warranties of the Company
contained in the Master Trust
Agreement and the applicable
Pooling and Servicing Agreement are
true and correct in all material
respects.

          (g)  The Company is not
in violation of its certificate of
incorporation or by-laws or in
default under any agreement,
indenture or instrument the effect
of which violation or default would
be material to the Company.
Neither the issuance and sale of
the Certificates being issued as of
such Closing Date, nor the
execution and delivery by the
Company of this Agreement, the
Master Trust Agreement, the
Purchase Agreement nor any Pooling
and Servicing Agreement, nor the
consummation by the Company of any
of the transactions herein or
therein contemplated, nor
compliance by the Company with the
provisions hereof or thereof, does
or will conflict with or result in
a breach of any term or provision
of the certificate of incorporation
or by-laws of the Company or
conflict with, result in a breach,
violation or acceleration of, or
constitute a default under, the
terms of any indenture or other
agreement or instrument to which
the Company is a party or by which
it is bound, or any statute
(including, without limitation, any
local registration or licensing
requirements), order or regulation
applicable to the Company or any
court, regulatory body,
administrative agency or
governmental body having
jurisdiction over the Company.  The
Company is not a party to, bound by
or in breach or violation of any
indenture or other agreement or
instrument, or subject to or in
violation of any statute, order or
regulation of any court, regulatory
body, administrative agency or
governmental body having
jurisdiction over it that
materially and adversely affects,
(i) the ability of the Company to
perform its obligations under this
Agreement, the Master Trust
Agreement, the Purchase Agreement
or any Pooling and Servicing
Agreement or (ii) the business,
operations, financial condition,
properties or assets of the
Company.

          (h)  There are no actions
or proceedings against or
investigations of the Company
pending, or, to the knowledge of
the Company, threatened, before any
court, arbitrator, administrative
agency or other tribunal (i)
asserting the invalidity of this
Agreement, the Master Trust
Agreement, any Pooling and
Servicing Agreement, the Purchase
Agreement or any  Certificates,
(ii) seeking to prevent the
issuance of any Certificates or the
consummation of any of the
transactions contemplated by this
Agreement, the Master Trust
Agreement, any Pooling and
Servicing Agreement or the Purchase
Agreement, (iii) that are
reasonably likely to be adversely
determined and that might
materially and adversely affect the
performance by the Company of its
obligations under, or the validity
or enforceability of, this
Agreement, the Master Trust
Agreement, any Pooling and
Servicing Agreement, the Purchase
Agreement or the Certificates or
(iv) seeking to affect adversely
the federal income tax attributes
of any Certificates.

          (i)  Any taxes, fees and
other governmental charges in
connection with the execution and
delivery of this Agreement, the
Master Trust Agreement or the
Purchase Agreement have been or
will be paid on or prior to the
initial Closing Date, and any other
taxes, fees and other governmental
charges in connection with the
execution and delivery of any
Pooling and Servicing Agreement or
the execution, delivery and sale of
any Certificates have been paid on
or prior to the applicable Closing
Date for such Certificates.

          (j)  Immediately prior to
each assignment of the Contracts to
the Trustee as contemplated by each
Pooling and Servicing Agreement,
the Company (i) has good title to,
and is the sole owner of, each such
Contract free and clear of any
Liens (other than Liens under the
Warehouse Loan Agreement or the
Indenture which in either case will
be released concurrently with
issuance of the Certificates), (ii)
had not assigned to any person any
of its right, title or interest in
such Contracts or in such Pooling
and Servicing Agreement and (iii)
had the power and authority to sell
such Contracts to the Trustee, and,
upon the execution and delivery of
such Pooling and Servicing
Agreement by the Trustee, the
Trustee will have acquired all of
the Company's right, title and
interest in and to the Contracts
free and clear of all Liens.

          (k)  There are no
contracts, agreements or
understanding between the Company
and any person granting such person
the right to require the Company to
file a registration statement under
the Securities Act with respect to
any Certificates owned or to be
owned by such person.

          (l)  Assuming the
accuracy of the representations and
warranties made by you in this
Agreement, the sale of the
Certificates pursuant to this
Agreement is exempt from the
registration and prospectus
delivery requirements of the
Securities Act.  In the case of
each offer or sale of the
Certificates, no form of general
solicitation or general advertising
was used by the Company, or any
other representative of the Company
including, but not limited to,
advertisements, articles, notices
or other communications published
in any newspaper, magazine or
similar medium or broadcast over
television or radio, or any general
solicitation or general
advertising.  Neither the Company,
nor any other person acting on
behalf of the Company has offered
or sold, nor will the Company, or
any other person acting on behalf
of the Company offer or sell
directly or indirectly, any
Certificate or any other security
in any manner that, assuming the
accuracy of the representations and
warranties and the performance of
the covenants given by you, would
render the issuance and sale of any
of the Certificates as contemplated
hereby a violation of Section 5 of
the Securities Act or the
registration or qualification
requirements of any state
securities laws, nor has the
Company authorized, nor will it
authorize, any person to act in
such manner.

          (m)
     Neither the Company
nor any Trust is, and neither the
issuance and sale of the
Certificates nor the activities of
any
Trust
 pursuant to the
Master
Trust Agreement or the applicable
Pooling
 and Servicing Agreement
has
caused or will
 cause the Company or
such Trust to be, an "investment
company" or under the control of
any
"investment
 company" as such
terms are defined in
the Investment
Company Act.

          (n) As of any Closing
Date, the representations and
warranties of the Company contained
in Section 3.01(a) with respect to
Receivables transferred to the
Trust on such Closing Date shall be
true and correct on such Closing
Date.



     3.
     Representations,
Warranties and Covenants of the
Purchaser.  You represent and
warrant to, and agree with, the

Company

that, as of the date hereof
and as of each Closing Date:


          (a)  You are purchasing
the Certificates solely for your
own account as principal and not as
nominee or agent for any other
person, and not with a view to, or
for offer or sale in connection
with, any distribution (within the
meaning of the Securities Act) or
fractionalization thereof, subject,
nevertheless, to the understanding
that the disposition of your
property shall at all times be and
remain within your control.  It is
understood that you may re-offer or
resell the Certificates from time
to time in one or more privately
negotiated transactions.

          (b)  You are an

institutional "accredited
 investor"
as defined in Rule 501(a)(1), (2)
or (3) of Regulation D under the
Securities Act
or a
 "qualified
institutional buyer" as defined in
Rule 144A under the Securities Act.

          (c)  You will not offer
the Certificates or any part
thereof or any similar security for
issue or sale to, or solicit any
offer to acquire any of the same
from, anyone so as to bring the
offer and sale of the Certificates
to you and by you within the
provisions of Section 5 of the
Securities Act.


4.
     Purchase and Sale.
(a) On
the terms and subject to the
conditions set forth in the Master
Trust Agreement, each Pooling and
Servicing Agreement and this
Agreement, and in reliance on the
covenants, representations and
agreements set forth therein and
herein:  (i) the Company agrees to
cause each Trust to issue to the
Company and the Company agrees to
sell to the Purchasers, on each
Closing Date which may occur prior
to the Termination Date, all of the
Certificates to be issued on such
Closing Date; (ii) each Class A
Purchaser severally agrees to
purchase its Class A Pro Rata Share
of the Class A Certificates to be
issued on such Closing Date, (iii)
III Limited Partnership agrees to
purchase 100% of the Class B
Certificates to be issued on such
Closing Date and (iv) in the event
and to the extent that III Limited
Partnership does not purchase such
Class B Certificates because of the
limitations on its purchase
obligations set forth below in this
Section 4(a), each other Class B
Purchaser severally agrees to
purchase its Class B Pro Rata Share
of the Class B Certificates (or its
Class B Pro Rata Share of the
remaining Class B Certificates, as
the case may be) to be issued on
such Closing Date. (Each such
purchase being hereinafter referred
to individually as a "Purchase" and
collectively as the "Purchases").
Under no circumstances shall any
Purchaser be required to make any
Purchase if, after giving effect
thereto, the aggregate outstanding
principal amount of all
Certificates held by it would
exceed its Purchase Limit and no
Purchaser hereunder shall be
required to purchase its applicable
share of Certificates issued on any
Closing Date unless all of the
Purchasers have agreed to purchase
their respective shares of such
Certificates.  In addition, no
Purchaser shall be required to make
any Purchase if such Purchase would
cause the aggregate outstanding
amount of such Purchaser's
Certificates, together with any
loans made by such Purchaser to
Aegis Finance and/or any of its
Affiliates, to exceed 25% of such
Purchaser's net assets (excluding
from such net assets, in the case
of any Purchaser, its investment in
any other Purchaser).

          (b)   Each Purchase shall
relate to a single Series of
Certificates which Series shall be
in a minimum principal amount of
$25,000,000 and in an integral
multiple of $1,000 in excess of
such amount.  Each Purchase shall
be made on written notice from the
Company to the Purchasers given not
later than 11:00 A.M. (New York
City time) at least three Business
Days prior to the date of such
Purchase.  Each such notice of a
proposed Purchase shall specify (i)
the aggregate Principal Balances of
the Receivables to be transferred
to the applicable Trust on the
Closing Date and (ii) the desired
Purchase Price to be paid to the
Company as calculated below.  The
Purchasers shall promptly notify
the Company of the applicable
Certificate Rates to be assigned to
the respective Certificates to be
issued, as such Certificate Rates
may be calculated in accordance
with subsection (d) below.

          (c) The aggregate
principal amount of all of the
Certificates issued on any Closing
Date shall equal 100% of the sum of
(i) Principal Balance of all
Receivables included in the Trust
Assets for the applicable Trust
plus (ii) the Original Pre-Funded
Amount, if any, as set forth in the
applicable Pooling and Servicing
Agreement.  The aggregate purchase
price paid for the Class A
Certificates shall equal the sum of
(A) the Class A Percentage times
100% of the Principal Balance of
all Receivables other than
Nonconforming Insured Receivables
included in the Trust Assets for
the applicable Trust, (B) the Class
A Percentage times 92% of the
Principal Balance of all
Receivables which constitute
Nonconforming Insured Receivables
included in the Trust Assets for
the applicable Trust and (C) the
Class A Percentage times the
Original Pre-Funded Amount
applicable to such Trust, if any.
The aggregate purchase price paid
for the Class B Certificates shall
equal the sum of (A) the Class B
Percentage times 100% of the
Principal Balance of all
Receivables other than
Nonconforming Insured Receivables
included in the Trust Assets for
the applicable Trust, (B) the Class
B Percentage times 92% of the
Principal Balance of all
Receivables which constitute
Nonconforming Insured Receivables
included in the Trust Assets for
the applicable Trust, (C) the Class
B Percentage times the Original
Pre-Funded Amount applicable to
such Trust, if any and (D) any
accrued and unpaid interest
(calculated at the contract rate
under the Warehouse Loan Agreement)
on any outstanding Warehouse Loans
which were made in respect of the
Receivables being sold to the
applicable Trust on such date.

          (d)  The Purchasers shall
have the right, at least one
Business Day prior to any Closing
Date, to assign to each Class of
Certificates to be issued on such
Closing Date a Certificate Rate so
long as the weighted average of
such Certificate Rates (based on
the initial principal amounts of
all such Certificate) shall equal a
per annum rate equal to (x) the sum
of (i) the two-year swap rate (as
reported on Telerate page 19901 for
a rate of LIBOR for two years) plus
(ii) 3.00% or (y) such other rate
as is mutually agreed to by the
Company and the Purchasers at such
time.  The Purchasers shall,
promptly upon receiving any notice
of a proposed Purchase under this
Agreement but in no event later
than 11:00 A.M. (New York time) on
the Business Day preceding the
Closing Date, notify the Company of
the applicable Certificate Rates
for each Class of Certificates to
be issued on such Closing Date.

          (e)  On each Closing
Date, the Company will cause the
Trust to issue the applicable
Certificates and to deliver such
Certificates to the appropriate
Purchasers.  Each such Certificate
shall be dated the applicable
Closing Date, registered in the
name of the applicable Purchaser
and duly authenticated in
accordance with the provisions of
the applicable Pooling and
Servicing Agreement against
delivery by the Purchasers to the
Seller of the Purchase Price
therefor.

          5.
     Delivery and
Payment.  Delivery of and payment
for each series of Certificates
shall be made at the
offices
 of
Kutak Rock, 767 Third Avenue, New
York, New York 10017,
on
 the date
specified in
the Notice of proposed
Purchase with respect to
 such
Series, which date and time may be
changed by agreement between
the
Purchasers and
 the
Company.

Delivery of the Certificates of any
Series shall be made to you against
payment by you of the purchase
price
therefor
 in immediately
available funds wired to such
bank

as may be designated by the
Company, or such other manner of
payment as may be agreed upon by
the Company and you.  The
Certificates to be so delivered
shall be
in
 definitive fully
registered
form
 in such
denominations and registered in
such names as you may have
requested in writing not less than

one full

Business

Day
 in advance of
the Closing Date.

     The Company agrees to have the
Certificates available for
inspection, checking and packaging
by you in New York, New York on the

Business Day
 prior to the Closing
Date.


     6.
     Covenants of the
Company.  The Company covenants and
agrees with you that:

          (a)
The
 Company will, at
your request, furnish
to you such

information as is reasonably
requested and is reasonably
available concerning matters

relevant
 to
the issuance of any
Certificates, the nature of any
Trust Assets for such Trust or the
performance of the Receivables in
any Trust or on an aggregate basis,
and the Company represents and
warrants that such information will
be accurate in all material
respects and not misleading.

          (b)  The Company agrees
to use its reasonable best efforts
to furnish (or cause to be
furnished) such information and to
execute such documents or
instruments as you may reasonably
request to satisfy any condition to
the availability of an exemption
under the state securities or blue
sky laws of any state for any sale
of Certificates by you (provided
that in no event shall the Company
be obligated to qualify to do
business in any jurisdiction where
it is not now so qualified or take
any action that would subject it to
service of process in suits, other
than those arising out of the
offering or sale of the
Certificates, in any jurisdiction
where it is not now so subject).

          (c)  The Company will pay
all costs and expenses in
connection with the transactions
herein contemplated, including, but
not limited to, the fees and
disbursements of its counsel; the
costs and expenses of printing (or
otherwise reproducing) the Master
Trust Agreement, the applicable
Pooling and Servicing Agreements
and the Certificates; the fees,
costs and expenses of the Trustee
(to the extent permitted under the
Pooling and Servicing Agreement,
and except to the extent that
another party is obligated to pay
such amounts thereunder) and the
fees and disbursements of
accountants for the Company.

          (d)  The Company will
enter into the Master Trust
Agreement and the Purchase
Agreement on or prior to the
initial Closing Date.

          (e)  The Company agrees
to take such actions as you shall
reasonably request following each
Closing Date in connection with any
subsequent transfer of any
Certificates by you.

          7.
     Conditions to the
Purchase of the Certificates.  Your
obligation hereunder to purchase
any Certificates shall be subject
to the accuracy of the
representations and warranties on
the part of the Company contained

herein, in the Master Trust
Agreement
 and in the
applicable
Pooling
 and Servicing Agreement as
of the date hereof and as of the
applicable Closing Date, to the
accuracy of the statements of the
Company made in any certificates
delivered pursuant to the
provisions hereof, to the
performance by the Company of its
obligations hereunder and to the
following additional conditions:

          (a)  The Company shall
have delivered to you a certificate
of the Company, signed by the
President or a
Vice

President
 of
the Company and dated each Closing
Date, to the effect that the signer
of such certificate has carefully
examined this Agreement and that to
the best of such signer's
knowledge:  (i) the representations
and warranties of the Company in
this
Agreement, the Master Trust
Agreement and the applicable
Pooling
 and Servicing Agreement are
true and correct in all material
respects
at
 and as of
such
 Closing
Date with the same effect as if
made on such Closing
Date, (ii)
neither the Company nor any of its
Affiliates is in default in the
performance of any of their
respective obligations under the
Master Trust Agreement, any Pooling
and Servicing Agreement or the
Purchase Agreement and (iii) the
Company has complied with all the
agreements and satisfied all the
conditions on its part to be
performed or satisfied at or prior
to such Closing Date.

          (b)  With respect to the
initial Closing Date, you shall
have received from Kutak Rock,
special counsel for the Company, a
favorable opinion, dated the
initial Closing Date, to the effect
that:

               (i)   This
     Agreement has been duly
     authorized, executed and
     delivered by the Company and
     Aegis Consumer Funding and
     constitutes a legal, valid,
     binding and enforceable
     agreement of the Company and
     Aegis Consumer Funding,
     enforceable according to its
     terms, subject to bankruptcy,
     insolvency, reorganization,
     moratorium or other similar
     laws affecting creditors'
     rights generally and to
     general principles of equity
     regardless of whether
     enforcement is sought in a
     proceeding in equity or at
     law;

               (ii)  Each of the
     Master Trust Agreement and the
     initial Pooling and Servicing
     Agreement has been duly
     authorized, executed and
     delivered by the Company, and
     when so executed and
     delivered, constitutes a
     legal, valid, binding and
     enforceable agreement of the
     Company, enforceable according
     to its terms, subject to
     bankruptcy, insolvency,
     reorganization, moratorium or
     other similar laws affecting
     creditors' rights generally
     and to general principles of
     equity regardless of whether
     enforcement is sought in a
     proceeding in equity or at
     law;

               (iii) The Purchase
     Agreement has been duly
     authorized, executed and
     delivered by the Company and
     Aegis Finance and constitutes
     a legal, valid, binding and
     enforceable agreement of each
     such party, except insofar as
     the indemnification provisions
     therein may be limited by
     applicable law, and subject,
     as to enforceability, to
     bankruptcy, insolvency,
     reorganization, moratorium or
     other similar laws affecting
     creditors' rights generally
     and to general principles of
     equity regardless of whether
     enforcement is sought in a
     proceeding in equity or at
     law;

               (iv)  The issuance
     of the initial Certificates
     has been duly and validly
     authorized by all required
     corporate action by the
     Company and when executed and
     countersigned in the manner
     contemplated in the Standard
     Terms and Conditions will be
     validly issued and outstanding
     and entitled to the benefits
     of the Pooling and Servicing
     Agreement;

               (v)   The offer and
     sale of the initial
     Certificates to you in the
     manner contemplated in this
     Agreement and the Master Trust
     Agreement is not, assuming the
     accuracy of your
     representations and warranties
     and the performance of your
     covenants contained herein, a
     transaction requiring the
     registration of the
     Certificates under the
     Securities Act;

               (vi)  Neither the
     Master Trust Agreement nor the
     initial Pooling and Servicing
     Agreement is required to be
     qualified under the Trust
     Indenture Act of 1939, as
     amended, and neither the
     Company nor the Trust is
     required to be registered
     under the Investment Company
     Act; and

               (vii) The initial
     Trust will be treated as a
     grantor trust for federal
     income tax purposes, assuming:
     (i) compliance with the Master
     Trust Agreement and the
     Standard Terms and Conditions
     for the initial Pooling and
     Servicing Agreement and (ii)
     compliance with changes in the
     law, including any amendments
     to the Code or applicable
     Treasury regulations
     thereunder.

          (c)  With respect to the
initial Closing Date, you shall
have received from Kutak Rock,
special counsel for the Company, a
favorable opinion, dated the
initial Closing Date, to the effect
that:

          (i)   The Company and
     Aegis Finance have each been
     duly organized and each is
     validly existing as a
     corporation in good standing
     under the laws of the State of
     Delaware and has all corporate
     power and authority necessary
     to own or hold its properties
     and to conduct its business,
     as now conducted by it, and to
     enter into and perform its
     obligations under this
     Agreement, the Master Trust
     Agreement, the initial Pooling
     and Servicing Agreement and
     the Purchase Agreement;

          (ii)  There are no
     actions, proceedings or
     investigations pending or
     threatened against or
     affecting the Company or Aegis
     Finance before or by any
     court, arbitrator,
     administrative agency or other
     governmental authority
     reasonably likely to be
     adversely determined that
     would materially and adversely
     affect the ability of any such
     party to carry out the
     transactions contemplated in
     this Agreement, the Master
     Trust Agreement, the initial
     Pooling and Servicing
     Agreement or the Purchase
     Agreement;

          (iii)  No consent,
     approval, authorization or
     order of, or filings or
     registration with, any state
     or federal court or
     governmental agency or body is
     required for the consummation
     by the Company of the
     transactions contemplated in
     this Agreement, the Master
     Trust Agreement, the Purchase
     Agreement or the initial
     Pooling and Servicing
     Agreement except any
     recordation of the assignments
     of the Contracts to the
     Trustee pursuant to such
     Pooling and Servicing
     Agreement that have not yet
     been completed; and

          (iv)  Neither the Company
     nor Aegis Finance is in
     violation of its certificate
     of incorporation or by-laws or
     in default under any
     agreement, indenture or
     instrument the effect of which
     violation or default would be
     material to the Company, and
     neither the issuance and sale
     of the Certificates, nor the
     execution or delivery of or
     performance under this
     Agreement, the Master Trust
     Agreement, the initial Pooling
     and Servicing Agreement or the
     Purchase Agreement, nor the
     consummation of any other of
     the transactions contemplated
     herein or therein will
     conflict with or result in a
     branch or violation of any
     term or provision of, or
     constitute a default (or an
     event which with the passing
     of time or notification, or
     both, would constitute a
     default) under, the
     certificate of incorporation
     or by-laws of the Company or
     Aegis Finance or, to the
     knowledge of such counsel, any
     indenture or other agreement
     or instrument to which the
     Company or Aegis Finance or
     any of their affiliates is a
     party or by which any of them
     is bound, or any New York or
     federal statute or regulation
     applicable to the Company or
     Aegis Finance or any of their
     affiliates or, to the
     knowledge of such counsel, any
     order of any New York or
     federal court, regulatory
     body, administrative agency or
     governmental body having
     jurisdiction over the Company
     or Aegis Finance or any of
     their respective affiliates.

          With respect to the
opinions in paragraphs (b) and (c)
above, such counsel may:  (1)
express its reliance as to factual
matters on the representations and
warranties made by, and on
certificates or other documents
furnished by officers of, the
parties to this Agreement, the
Master Trust Agreement, the Pooling
and Servicing Agreements and the
Purchase Agreement; (2) assume the
due authorization, execution and
delivery of the instruments and
documents referred to therein by
the parties thereto other than the
Company; and (3) qualify such
opinion only as to the federal laws
of the United States of America,
the laws of the State of New York
and the general corporation law of
the State of Delaware.

          (d)  With respect to the
initial Closing Date, you shall
have received from counsel for the
Trustee a favorable opinion, dated
the initial Closing Date, in form
and substance satisfactory to you
and your counsel, to the effect
that the Master Trust Agreement and
each Pooling and Servicing
Agreement has been duly authorized
by the Trustee, and that the Master
Trust Agreement has been and that
each Pooling and Servicing
Agreement (assuming no repudiations
of the authorization described
above) will, upon execution and
delivery, have been, duly executed
and delivered by the Trustee and
constitutes (or when so executed
and delivered, will constitute) the
legal, valid, binding and
enforceable agreement of the
Trustee, subject, as to
enforceability, to bankruptcy,
insolvency, reorganization,
moratorium or other similar laws
affecting creditors' rights in
general and by general principles
of equity regardless of whether
enforcement is considered in a
proceeding in equity or at law, and
as to such other matters as may be
agreed upon by you and the Trustee.
Notwithstanding anything to the
contrary herein, it shall be
sufficient, with respect to each
Closing Date after the initial
Closing Date, to receive a
confirmation from counsel to the
Trustee that its opinions described
above are true and correct on such
Closing Date.

          (e)  With respect to each
Closing Date after the initial
Closing Date, you shall have
received either (x) a confirmation
from Kutak Rock that its opinions
described in clauses (b) and (c)
above are true with respect to the
Pooling and Servicing Agreement and
Certificates executed and/or issued
as of such Closing Date and the
Trust relating thereto or (y) such
other legal opinions as may be
reasonably satisfactory to you with
respect to such matters on a
prospective basis for multiple
Closing Dates.

          (f)  You shall have
received from counsel for the
Backup Servicer a favorable
opinion, dated the initial Closing
Date, in form and substance
satisfactory to you and your
counsel.

          (g)  You shall have
received such further information,
certificates, documents and
opinions as you may reasonably have
requested not later than the
applicable Closing Date.

          (h)  All proceedings in
connection with the transactions
contemplated by this Agreement and
all documents incident hereto shall
be satisfactory in form and
substance to you and your counsel,
and you and your counsel shall have
received such information,
certificates and documents as you
or they may have reasonably
requested.

          (i) No "Event of Default"
under the Warehouse Loan Agreement,
or any event which, with the giving
of notice or the passage of time,
or both, would constitute such an
Event of Default, shall have
occurred and be continuing.

          If any of the conditions
specified in this Section 7 shall
not have been fulfilled in all
material respects when and as
provided in this Agreement, if the
Company is in breach of any
covenants or agreements contained
herein or if any of the opinions
and certificates referred to above
or elsewhere in this Agreement
shall not be in all material
respects reasonably satisfactory in
form and substance to you and your
counsel, this Agreement and all
your obligations hereunder may be
canceled by you at, or at any time
prior to, the applicable Closing
Date.  Notice of such cancellation
shall be given to the Company in
writing, or by telephone or
facsimile transmission confirmed in
writing.

          8.   Conditions of the
Company's Obligations.  The
obligation of the Company to sell
the Certificates to you shall be
subject to: (i) the accuracy of
your representations and warranties
herein contained at and as of the
Closing Date, (ii) your performance
of all of your obligations
hereunder to be performed at or
prior to the Closing Date, and
(iii) execution and delivery by you
of an "investment letter" or
similar letter of representations
which affirms the representations
set forth in Section 3 hereof;
provided that the Company shall be
entitled to rely upon any prior
"investment letter" or other letter
of representations delivered by any
Purchaser unless it has received
written notice from such Purchaser
that such letter is no longer
accurate with respect to such
Purchaser.

          9.   Indemnification and
Contribution.  The Company and
Aegis Consumer Funding agree with
you that:

          (a)  The Company and
Aegis Consumer Funding, jointly and
severally, will indemnify and hold
harmless you and each person who
controls you within the meaning of
either the Securities Act or the
Securities Exchange Act against any
and all losses, claims, damages or
liabilities, joint or several, to
which you or any of them may become
subject under the Securities Act,
the Securities Exchange Act, or
other federal or state law or
regulation, at common law or
otherwise, insofar as such losses,
claims, damages or liabilities (or
actions in respect thereof) (x)
arise out of or are based upon any
untrue statement or alleged untrue
statement of a material fact made
on its part in the Purchase
Agreement, the Master Trust
Agreement or any  Pooling and
Servicing Agreement or in any
amendment or supplement thereto, or
arise out of or are based upon the
omission or alleged omission to
state therein a material fact
necessary to make the statements
therein, in light of the
circumstances in which they were
made, not misleading or (y) arise
out of or are based upon any
material inaccuracy contained in
any statistical information
provided by the Company to you in
writing or by electronic
transmission prior to the date
hereof, and agrees to reimburse
each such indemnified party for any
legal or other expenses reasonably
incurred by it in connection with
investigating or defending any such
loss, claim, damage, liability or
action.  This indemnity will be in
addition to any liability that the
Company may otherwise have.

          (b)  Promptly after
receipt by an indemnified party
under this Section 9 of notice of
the commencement of any action,
such indemnified party will, if a
claim in respect thereof is to be
made against the indemnifying party
under this Section 9, notify the
indemnifying party in writing of
the commencement thereof; but the
omission so to notify the
indemnifying party will not relieve
it from any liability that it may
have to any indemnified party
otherwise than under this Section
9.  In case any such action is
brought against any indemnified
party and it notifies the
indemnifying party of the
commencement thereof, the
indemnifying party will be entitled
to participate therein, and to the
extent that it may elect by written
notice delivered to the indemnified
party promptly after receiving the
aforesaid notice from such
indemnified party, to assume the
defense thereof, with counsel
satisfactory to such indemnified
party; provided, however, that if
the defendants in any such action
include both the indemnified party
and the indemnifying party and the
indemnified party or parties shall
have reasonably concluded that
there may be legal defenses
available to it or them and/or
other indemnified parties that are
different from or additional to
those available to the indemnifying
party, the indemnified party or
parties shall have the right to
elect separate counsel to assert
such legal defenses and to
otherwise participate in the
defense of such action on behalf of
such indemnified party or parties.
Upon receipt of notice from the
indemnifying party to such
indemnified party of its election
to so assume the defense of such
action and approval by the
indemnified party of counsel, the
indemnifying party will not be
liable for any legal or other
expenses subsequently incurred by
such indemnified party in
connection with the defense
thereof, unless (i) the indemnified
party shall have employed separate
counsel in connection with the
assertion of legal defenses in
accordance with the proviso to the
next preceding sentence (it being
understood, however, that the
indemnifying party shall not be
liable for the expenses of more
than one separate counsel, approved
by you in the case of paragraph (a)
of this Section 9, representing the
indemnified parties under such
paragraph (a) who are parties to
such action), (ii) the indemnifying
party shall not have employed
counsel satisfactory to the
indemnified party to represent the
indemnified party within a
reasonable time after notice of
commencement of the action or (iii)
the indemnifying party has
authorized the employment of
counsel for the indemnified party
at the expense of the indemnifying
party; and except that, if clause
(i) or (iii) is applicable, such
liability shall only be in respect
of the counsel referred to in such
clause (i) or (iii).

          (c) In addition to the
foregoing the Company and Aegis
Consumer Funding hereby agree to
indemnify you for the following
costs which may also be incurred in
connection with the purchase of the
Certificates:

          (1)  If, after the date
     hereof due to either (i) the
     introduction of or any change
     in or to the interpretation of
     any law or regulation by the
     governmental authority that
     promulgated or administers
     compliance with such law or
     regulation or (ii) the
     compliance with any guideline
     or request from any central
     bank or other fiscal, monetary
     or governmental authority
     (whether or not having the
     force of law), any reserve or
     deposit or similar requirement
     shall be imposed, modified or
     deemed applicable or, any
     basis of taxation shall be
     changed or any other condition
     shall be imposed, and there
     shall be any increase in the
     cost to any Purchaser which is
     subject to regulation by the
     Office of the Comptroller of
     the Currency, the Federal
     Deposit Insurance Corporation
     or the Board of Governors of
     the Federal Reserve System
     (each such Purchaser, a
     "Regulated Purchaser") of
     making, funding, or
     maintaining its Purchases of
     Certificates, then, in any
     such case, the Company shall
     from time to time, upon demand
     by such Purchaser, by the
     submission of the certificate
     described below, pay to such
     Purchaser additional amounts
     sufficient to compensate such
     Regulated Purchaser for such
     increased cost.  A certificate
     setting forth in reasonable
     detail the amount of such
     increased cost submitted to
     the Company by a Regulated
     Purchaser shall be conclusive
     and binding for all purposes,
     absent manifest error.

          (2)  If a Regulated
     Purchaser determines that
     compliance with any law or
     regulation or any guideline or
     request or any written
     interpretation from any
     central bank or other fiscal,
     monetary or governmental
     authority, rating agency or
     similar agency (whether or not
     having the force of law) which
     is introduced, implemented or
     received by the Regulated
     Purchaser after the date
     hereof, affects or would
     affect capital adequacy or the
     amount of capital required or
     expected to be maintained by
     such Regulated Purchaser or
     any corporation controlling
     such Regulated Purchaser and
     that the amount of such
     capital is increased by or
     based upon the Certificates or
     the existence of this
     Agreement, or has or would
     have the effect of reducing
     such Purchaser's rate of
     return on capital, then, upon
     demand by such Regulated
     Purchaser, by the submission
     of the certificate described
     below, the Company shall pay
     to such Regulated Purchaser
     from time to time as specified
     by such Regulated Purchaser,
     additional amounts sufficient
     to compensate the Regulated
     Purchaser, in the light of
     such circumstances, to the
     extent that such Purchaser
     reasonably determines such
     increase in capital to be
     allocable to the Certificates
     or the existence of this
     Agreement.  A certificate
     setting forth in reasonable
     detail such amounts submitted
     to the Company by a Regulated
     Purchaser shall be conclusive
     and binding for all purposes,
     absent manifest error.

          (3)  All payments made by
     the Company under this
     Agreement and the Certificates
     shall be made free and clear
     of, and without deduction or
     withholding for or on account
     of, any present or future
     taxes, levies, imposts,
     duties, charges, fees,
     deductions or withholdings,
     now or hereafter imposed,
     levied, collected, withheld or
     assessed by any governmental
     authority having taxing
     authority, excluding net
     income taxes and franchise
     taxes (imposed in lieu of
     income taxes) imposed on the
     Purchasers as a result of any
     present or former connection
     between the jurisdiction of
     the government or taxing
     authority imposing such tax or
     any political subdivision or
     taxing authority thereof or
     therein and the Purchasers
     (all such non-excluded taxes,
     levies, imposts, duties,
     charges, fees, deductions and
     withholdings being hereinafter
     called "Taxes").  If any Taxes
     are required to be withheld
     from any amounts payable to or
     under the Certificates,
     (i) the sum payable shall be
     increased as may be necessary
     so that, after making all
     required deductions (including
     deductions applicable to
     additional sums payable under
     this Section 9), each
     Purchaser receives an amount
     equal to the sum it would have
     received had no such
     deductions been made, (ii) the
     Company shall make such
     deductions, and (iii) the
     Company shall pay the full
     amount deducted to the
     relevant taxation authority or
     other authority in accordance
     with applicable law.

          (4)  In addition, the
     Company agrees to pay any
     present or future stamp or
     documentary taxes or any other
     excise or property taxes,
     charges, or similar levies
     that arise from any payment
     made hereunder or from the
     execution, delivery or regis-

     tration of, or otherwise with
     respect to, this Agreement,
     the Master Trust Agreement,
     any Pooling and Servicing
     Agreement or any Certificates
     (hereinafter "Other Taxes").

          (5)  The Company will
     indemnify the Purchasers for
     the full amount of Taxes or
     Other Taxes (including,
     without limitation, any Taxes
     or Other Taxes imposed by any
     jurisdiction on amounts
     payable under this Section 9)
     paid by the Purchasers and any
     liability (including
     penalties, interest and
     expenses) arising therefrom or
     with respect thereto.
     Whenever any Taxes are payable
     by the Company, as promptly as
     possible thereafter the
     Company shall send to each
     Purchaser a certified copy of
     an original official receipt
     received by the Company
     showing payment thereof.  If
     the Company fails to pay any
     Taxes when due to the
     appropriate taxing authority
     or fails to remit to a
     Purchaser the required
     receipts or other required
     documentary evidence, the
     Company shall indemnify each
     of the Purchasers for any
     incremental Taxes, interest or
     penalties that the Purchaser
     is legally required to pay as
     a result of any such failure.
     The agreements in this
     subsection shall survive the
     termination of this Agreement
     and the payment of the
     Certificates.

          If any Purchaser requests
indemnification pursuant to this
Section 9(c) in an amount which the
Company, in its sole discretion,
deems material, the Company may
cause such Purchaser to assign all
of such Purchaser's rights and
obligations under this Agreement,
the Master Trust Agreement, each
Pooling and Servicing Agreement,
and any Certificates to another
financial institution selected by
the Company and willing to accept
and assume such rights and
obligations;  provided, however,
that (w) such assignment shall be
without recourse, warranty or
representation of any kind except
that the assigned Certificates are
free and clear of any Lien created
on the part of the assigning
Purchaser; (x) such assignment
shall be pursuant to form and
documentation reasonably acceptable
to the assignor and assignee and
shall not conflict with any law,
rule, regulation, order or decree
of any governmental authority, (y)
the Purchaser making such
assignment shall have received from
the assignee full payment in
immediately available funds of the
outstanding principal amount of its
Certificates and accrued but unpaid
interest thereon and shall have
received from the Company any other
amounts owing to it in connection
herewith.

          10.  Termination.   (a)
If any of the following events
(each, an "Event of Termination")
shall occur:

          (i)  Either (a) the
Servicer, the Company or any of the
Company's affiliates shall fail to
make any payment or deposit to be
made by it under the Purchase
Agreement, the Master Trust
Agreement, the Servicing Agreement
or any Pooling and Servicing
Agreement when due and such failure
shall remain uncured for three (3)
Business Days after written notice
thereof has been delivered to the
Servicer; or (b) the Servicer shall
fail to perform or observe any
other term, covenant or agreement
under any Pooling and Servicing
Agreement or the Servicing
Agreement and such failure shall
remain unremedied for ten (10)
Business Days after written notice
thereof shall have been given by
any Purchaser to the Servicer or
the Company, as the case may be; or

          (ii)  Any representation
or warranty made or deemed to be
made by the Company or Aegis
Finance (or any of their respective
officers) under or in connection
with this Agreement, the Master
Trust Agreement, any Pooling and
Servicing Agreement or the Purchase
Agreement or any other information
or report delivered pursuant hereto
or thereto shall prove to have been
false or incorrect in any material
respect when made; or

          (iii) A Change in Control
shall have occurred; or

          (iv)  The Company shall
fail to perform or observe any
term, covenant or agreement
contained in this Agreement, the
Master Trust Agreement or any
Pooling and Servicing Agreement on
its part to be performed or
observed and any such failure shall
remain unremedied for twenty (20)
calendar days after written notice
thereof shall have been given by
any Purchaser to the Company; or

          (v)  Aegis Finance shall
fail to perform or observe any
term, covenant or agreement
contained in this Agreement, the
Master Trust Agreement, any Pooling
and Servicing Agreement or the
Purchase Agreement on its part to
be performed or observed and any
such failure shall remain
unremedied for fifteen (15)
calendar days after written notice
thereof shall have been given by
any Purchaser to Aegis Finance; or

          (vi)  Any default or any
other event or condition under any
agreements or instruments relating
to or evidencing any Indebtedness
of Aegis Finance or Aegis Consumer
Funding in excess of $1,000,000 in
the aggregate shall occur and shall
continue after the applicable grace
period, if any, specified therefor
in such agreement or instrument if
the effect or consequence of such
default, event or condition with
respect to any such Indebtedness of
the Seller is to accelerate, or to
permit the acceleration of, the
maturity of such Indebtedness; or
any such Indebtedness shall be
declared to be due and payable or
required to be prepaid (other than
by a regularly scheduled required
prepayment) prior to the stated
maturity thereof; or

          (vii)  (a)  Any of the
Company, Aegis Finance, Aegis
Consumer or any of their Affiliates
shall generally not pay its debts
as such debts become due, or shall
admit in writing its inability to
pay its debts generally, or shall
make a general assignment for the
benefit of creditors; or any
proceeding shall be instituted by
or against such Person seeking to
adjudicate it a bankrupt or
insolvent, or seeking liquidation,
winding up, reorganization,
arrangement, adjustment, protec-

tion, relief, or composition of it
or its debts under any law relating
to bankruptcy, insolvency or
reorganization or relief of
debtors, or seeking the entry of an
order for relief or the appointment
of a receiver, trustee, or other
similar official for it or for any
substantial part of its property;
or (b) any such Person shall take
any corporate action to authorize
any of the actions set forth in
clause (a) above in this Section
10(a)(vii); or

          (viii) An "Event of
Default" under and as defined in
the Warehouse Loan Agreement shall
have occurred and be continuing;

then, and in any such event, any
Purchaser may, by notice to the
Company, declare the Termination
Date to have occurred, except that,
in the case of any event described
in Section 10(a)(vii) above, the
Termination Date shall be deemed to
have occurred automatically upon
the occurrence of such event.  Upon
the occurrence of the Termination
Date, all obligations of the
Purchasers to purchase Certificates
shall terminate and cease to be of
any force and effect.

          Notwithstanding anything
to the contrary in this Section
10(a), if an Event of Termination
has arisen as a result of a breach
of representations or warranties
described in Section 3.02(a) of the
Standard Terms and Conditions with
respect to any Receivables
transferred to a Trust, no
Purchaser may declare by notice the
Termination Date to have occurred
unless and until all the respective
time periods for cure of the breach
or repurchase and substitution of
such Receivables as provided in
Section 3.02(a) and (b) of the
Standard Terms and Conditions have
elapsed without cure, repurchase or
substitution in accordance with the
terms of such Sections.

          (b)  If the sale of the
Certificates shall not be
consummated because any condition
to your obligations set forth in
Section 7 hereof is not satisfied
or because of any refusal,
inability or failure on the part of
the Company to perform any
agreement herein or comply with any
provision hereof other than by
reason of a default on the part of
the Purchasers, the Company shall
reimburse the Purchasers for the
reasonable fees and expenses of
counsel and for such other out-of-
pocket expenses as shall have been
incurred by the Purchasers in
connection with this Agreement and
the proposed purchase of the
Certificates, and upon demand the
Company shall pay the full amount
thereof to the applicable
Purchasers.

          (c)  This Agreement will
survive delivery of and payment for
the Certificates.  The provisions
of Section 9 and this Section 10(c)
shall survive the termination or
cancellation of this Agreement.

          11.  Notices.  All
communications hereunder will be in
writing and effective only on
receipt, and, if sent to you, will
be mailed, delivered or transmitted
by facsimile and confirmed to you
at both f the addresses set forth
on the first page of this
Agreement, Attention: David Bree
(at Global and Finance) and Robert
Fasulo at (III Limited
Partnership); or, if sent to the
Company, will be mailed, delivered
or transmitted by facsimile and
confirmed to it at 525 Washington
Boulevard, Jersey City, New Jersey
07310, Attention: President; or in
any such case at such other address
as any such party may hereafter
designate in a written notice to
the other parties given in
accordance with the foregoing
provisions.

          12.  Successors.  This
Agreement will inure to the benefit
of and be binding upon the parties
hereto, the officers and directors
and controlling persons referred to
in Section 10, and their respective
successors and assigns, and no
other person will have any right or
obligation hereunder.

          13.  Applicable Law;
Counterparts.  This Agreement will
be governed by and construed in
accordance with the laws of the
State of New York.  This Agreement
may be executed in any number of
counterparts, each of which shall
for all purposes be deemed to be an
original and all of which shall
together constitute but one and the
same instrument.

          14.  Replacement
Purchasers; Superseding Amendments.
The parties hereto acknowledge that
the Company may, in order to obtain
a larger Purchase Limit for the
Class A Certificates to be sold
hereunder, request that the initial
Class A Purchasers assign their
rights and obligations hereunder
and under the Class A Certificates
to a financial institution or
institutions which are (i)
reasonably acceptable to the
Company and the Class A Purchasers
and (ii) willing to purchase Class
A Certificates on terms and
conditions which are substantially
similar to the terms and conditions
of this Agreement except for the
increased Purchase Limit described
above.  The initial Class A
Purchasers agree, upon request of
the Company, to assign their rights
and obligations under this
Agreement and under the
Certificates
 to any such financial
institution provided that any such
assignment shall satisfy the
conditions set forth in the last
paragraph of Section 9 for
mandatory assignments.  The parties
hereto further agree that, in the
event that the substitute Class A
Purchasers request modifications to
this Agreement, the Company and the
Purchasers will cooperate and use
their best efforts to amend or
restate this Agreement in order to
accommodate such requests.  Any
such amended and/or restated
agreement shall, to the extent set
forth therein, supersede the terms
and conditions of this Agreement.

Upon the assignment of the Class A
Certificates as contemplated
above,and subject to the
satisfaction of any conditions
precedent to such assignment, the
Original Purchasers hereunder shall
have a commitment to purchase Class
B Certificates in an amount up to
the sum of Purchase Limits set
forth on the signature page hereof.

          15.  Physical Damage
Insurance.  The Purchasers hereby
acknowledge that the Company may,
subject to further business and
legal analysis, commence offering
financing to Obligors for physical
damage insurance charges, which
financing would be offered on an
elective and not forced basis.  In
such event, if the Company so
requests, and so long as no Event
of Termination has occurred and is
then continuing, the Purchasers
agree to negotiate in good faith
with respect to modifying the
Master Trust Agreement in order to
accommodate such business plan,
including a possible modification
of the definition of "Outstanding
Balance" to include such physical
damage insurance charges; provided,
however, that (x) no party hereto
shall have any liability for
failing to reach a final agreement
on such issues and (y) the
Purchasers shall have no obligation
to negotiate with respect to such
issues unless the Company shall
have first demonstrated to the
Purchasers' reasonable satisfaction
that the financing of such
insurance charges and the inclusion
of such charges in the amounts
financed under any Pooling and
Servicing Agreement (i) will be
permitted under all applicable
state laws, (ii) will not have any
material impact on the payment and
performance of the Receivables by
the Obligors, (iii) will be
permitted under the Underwriting
Guidelines and (iv) will not
adversely affect the obligations of
the Risk Default Insurers or the
rights of the Purchasers with
respect to the Risk Default
Insurance Policies.

          If the foregoing is in
accordance with your understanding
of our agreement, please sign and
return to us a counterpart hereof,
whereupon this letter and your
acceptance shall represent a
binding agreement between the
Company and you.

                              Very
truly yours,

                              AEGIS
AUTO FUNDING CORP. IV


By:__________________________

Name:

Title:

       Acknowledged
       and agreed to
       for purposes
       of Section 9
       hereof:

       THE AEGIS CONSUMER FUNDING GROUP, INC.


By:__________________________

Name:

Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

III FINANCE LTD.
     III GLOBAL LTD.
By:________________________



By:________________________
   Name:
   Name:
   Title:
   Title:
Purchase Limit: $159,500,000

     Purchase Limit:  $68,250,000

Class A Pro Rata Share: 70%
     Class A Pro Rata Share: 30%
Class B Pro Rata Share: 70%

Class B Pro Rata Share: 30%



III LIMITED PARTNERSHIP
BY:  Cheyenne, Inc., its General
Partner
By:________________________
     Name:
     Title:
Purchase Limit: $122,500,000

Class A Pro Rata Share:  0%
Class B Pro Rata Share:  100%